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Annual
Shareholders’
Meeting

Forward-Looking Statements In the presentation that follows and related comments by GMAC Inc. (“GMAC”) management, the use of the words “expect,” “anticipate,”
“estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,”
“pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-
looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: uncertainty of
GMAC's ability to enter into transactions or execute strategic alternatives to realize the value of its Residential Capital, LLC (“ResCap”)
operations; our inability to repay our outstanding obligations to the U.S. Department of the Treasury, or to do so in a timely fashion and without disruption to our business; our inability to successfully accommodate the additional risk exposure relating to providing wholesale and retail financing to Chrysler dealers and customers and the resulting impact to our financial stability; uncertainty related to Chrysler’s and GM’s recent exits from bankruptcy; uncertainty related to the new financing arrangement between GMAC and Chrysler; securing low cost funding for
GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and GM, and GMAC and Chrysler; our ability to maintain an appropriate level of debt and capital; the profitability and financial condition of GM and Chrysler; our ability to realize the anticipated benefits associated with our recent conversion to a bank holding company, and the increased regulation and restrictions that we are now subject to; continued challenges in the residential mortgage and capital markets; the potential for deterioration in the residual value of off-lease vehicles; the continuing negative impact on ResCap of the decline in the U.S. housing market; changes in U.S. government-
sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC’s and ResCap’s operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC, Chrysler or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations.  Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-
GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations.  The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products.  The term “originate” refers to
GMAC’s purchase, acquisition or direct origination of various “loan” products. 2

Transformational Year In 2009, GMAC made significant progress transforming the Company and positioning itself for improved results going forward: Auto Finance Franchise: Regained market share, added a new OEM relationship, achieved profitability in each quarter of 2009 and began an orderly disposition of non-core operations Capital:  Executing Bank Holding Company strategy and improved capital position through investments made by the U.S. Treasury Ally Bank:  Introduced Ally brand and funded the majority of new originations at the bank Liquidity: Grew deposits by $11 billion, issued $7.4 billion of TLGP parent company debt and issued $1.8 billion of term asset backed securitizations Legacy Mortgage:  Implemented critical steps to de-risk legacy mortgage exposure and limit further negative earnings impact The transformation has continued into 2010: New auto franchise relationships announced, agreement reached to sell European mortgage platform, improved corporate debt ratings and re-
entered unsecured debt markets with over $5 billion of issuances 3

Core pre-tax earnings(1) remained weak in 2009 but improved from 2008 levels Weak economic conditions (high unemployment and declining home prices) High levels of credit losses and continued reserve build in auto, mortgage and commercial finance portfolios Strategic mortgage actions (revaluation of certain higher risk mortgage loans) Increased mortgage repurchase liability reserves Goodwill Impairment Immaterial impact from GM bankruptcy Full Year 2009 Financial Results (1)   Core pre-tax earnings is defined as income from continuing operations before taxes, OID amortization and bond exchange gains.           Please refer to page 15 for more details. (2)   2008 net income includes approximately $11.5 billion of bond exchange gains ($ millions) 2009 2008 Inc / (Dec) Core pre-tax (loss) income (1) (6,795) $    (8,084) $    1,289 $       Net (loss) income (2) (10,298) $ 1,868 $    (12,166) $    Total assets 172,306 $ 189,476 $ (17,170) $    Tier 1 capital ratio 14.1% N/A N/A 4

2009 Full Year Results by Segment Global Automotive Services profitability improved significantly in 2009; driven by improving results in North American Operations Mortgage Operations results continued to be weak and were impacted by the
strategic actions taken in 4Q Inc/(Dec) vs. FY 2009 FY 2008 FY 2008 North American Automotive Finance 1,752 $       (207) $         1,959 $          International Automotive Finance (101)           141              (242)                Insurance 329             499              (170)                Global Automotive Services 1,980          433              1,547              Mortgage Operations (7,301)        (4,008)        (3,293)             Corporate and Other (1) (2,617)        6,951           (9,568)             Pre-Tax (loss) income from continuing operations (7,938)        3,376           (11,314)           Income tax benefit from continuing operations 78              (60)              138                 Discontinued operations (2,282)        (1,568)        (714)                Net income (loss) (10,298) $   1,868 $       (12,166) $       (1) Corporate and Other includes Commercial Finance, equity investments, bond exchange gains, amortization of original issue discount from GMAC bond exchanges and net impact from ALM activities 5

Global Automotive Services North American Operations Origination volumes improved, increased penetration of GM and Chrysler financing volume Lease impairments in 2008 did not recur Used car prices improved, resulting in reduced loss severity and higher remarketing gains International Operations Streamlined to focus on five main countries: Germany, Brazil, U.K., Mexico and China Approximately 85% of new originations come from these countries Insurance Segment streamlined to focus primarily on dealer-centric products including Extended Service
Contracts and Dealer Inventory Insurance $433 $1,980 $2,358 $4,041 $2,798 (1) Pre-Tax Income from Continuing Operations ($ millions) Note: 2005 and 2006 income not adjusted to reflect discontinued operations or changes in segment reporting $(400) $- $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 2005 2006 2007 2008 2009 North American International Insurance #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Global Consumer Originations ($ billions) (1) Included retail balloon loans until 3Q 08 Note: Includes North American and International Operations (auto loans and leases) $15.2 $15.0 $13.3 $3.3 $3.7 $6.1 $7.7 $8.2 $0 $5 $10 $15 $20 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 New - Retail New - Leases Used Total 6

Delinquency trends in the core auto portfolio stabilized in the second half of 2009 Legacy subprime Nuvell portfolio significantly impacting delinquent balances Ratios impacted by declining portfolio balances Global Auto Finance: Consumer Delinquency Trends Global Delinquencies - Managed Retail Contract Amount $ Amount of Contracts Greater than 30 Days Past Due (millions) 2.62% 2.80% 2.91% 2.66% 2.96% 2.54% 2.74% 3.31% 2.82% 3.27% 3.46% 3.48% $0 $500 $1,000 $1,500 $2,000 $2,500 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Nuvell Delinquent Contract $ Delinquent Contract $ (excluding Nuvell) % of Retail Contract $ Outstanding % of Retail Contract $ Outstanding (excluding Nuvell) 7

Global Auto Finance: Consumer Loss Trends Annualized credit losses were elevated in 2009 due to overall weak economic conditions Continued stress in subprime Nuvell portfolio Loss severity improved in 2009 due to strong used car prices Global Annualized Credit Losses - Managed Retail Contracts ($ millions) (1) 3Q 09 elevated due to change in previously disclosed charge-off policy 1.80% 1.84% 1.56% 1.13% 1.04% 0.87% 2.39% 2.48% 1.35% 1.41% 1.57% 2.12% 2.43% 2.29% 3.29% 3.57% $0 $100 $200 $300 $400 $500 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Nuvell Credit Losses Credit Losses (excluding Nuvell) % of Avg. Managed Assets % of Avg. Managed Assets (excluding Nuvell) (1) 8

Mortgage Operations Focused on de-risking legacy mortgage
portfolio Pre-tax loss of $7.3 billion driven by: 4Q strategic actions -- mortgages with $9.0 billion of UPB reclassified as held for sale
and written down by $3.3 billion $2.3 billion credit loss provision expense
(excluding 4Q strategic actions) $1.5 billion of repurchase reserve expense Balance sheet continues to shrink Consumer held for investment portfolio reduced to $12 billion ResCap’s balance sheet reduced to $19 billion Origination and servicing platform is
stable $66 billion of loan production of which 96%
was conforming and government loans Pre-Tax Loss from Continuing Operations ($ millions) Note: 2005 and 2006 income not adjusted to reflect discontinued operations or changes in segment reporting $1,627 $416 $(4,131) $(7,301) $(4,008) $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 2005 2006 2007 2008 2009 Mortgage Operations Total Assets ($ billions) Note: 2008 total assets reduced due to impacts of revised segment reporting $123 $140 $81 $45 $39 $- $25 $50 $75 $100 $125 $150 2005 2006 2007 2008 2009 ResCap, LLC Other Mortgage Operations 9

# Mortgage Restructuring Actions

- **In the 4th Quarter, GMAC took several strategic actions to address challenges in the legacy mortgage business, which were designed to:**
  - Minimize impact of future ResCap issues and position GMAC for improved financial performance
  - Accelerate access to the capital markets
  - Position GMAC to explore strategic alternatives for ResCap and the mortgage business
- **$ 9.0 billion of ResCap and Ally Bank assets transferred from held for investment to held for sale and marked down to approximately 42% of UPB**

**Summary of Mortgage Related Marks**

| ($ in billions) | Unpaid Principal Balance | Carry Value as of 12/31/2009 | 4Q 09 Marks | % of Unpaid Principal Balance |
|---|---|---|---|---|
| Ally Bank Loans [1] | 3.5 | 1.4 | (1.3) | 41% |
| ResCap Domestic Loans | 3.0 | 1.5 | (0.7) | 48% |
| ResCap International Assets | 2.4 | 0.9 | (1.3) | 36% |
| Total Asset Valuation | $ 9.0 | $ 3.8 | $ (3.3) | 42% |

[1] Includes certain mortgage loans with low FICO, high LTV, low/no documentation or unfavorable geographic concentration

- **Ally Bank loans were purchased by GMAC and subsequently contributed to ResCap as a capital contribution**

GMAC FINANCIAL SERVICES
2010 GMAC Annual Shareholders' Meeting
10

Liquidity GMAC’s liquidity profile has significantly improved over the past year Building lower cost deposit base Grew deposits by $11 billion in 2009 Parent company liquidity grew to
$31.4 billion at 12/31/09 $8.9 billion in cash $12.5 billion available based on existing collateral Improved access to capital
markets Issued $7.4 billion of TLGP debt Re-entered term ABS market under programs sponsored by Ally bank Issued over $5 billion of unsecured debt in 2010 year to date Received multi-notch upgrades Deposits ($ billions) $20.0 $31.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 4Q 08 4Q 09 Ally Bank Retail Ally Bank Brokered Ally Bank Other ResMor Agency Previous Current Outlook Moody's Ca B3 Stable S&P CCC B Stable Fitch CC B Positive DBRS CCC BB (low) Stable GMAC Inc. Unsecured Ratings 11

Capital Total capital base has improved despite absorbing losses while working through legacy assets Total Risk Based Capital Ratio of 15.5% Balance sheet has been reduced by $120 billion since 2006 Sale and wind down of legacy mortgage assets Divestiture of non-core assets/divisions Continued focus on optimizing capital base and supporting core originations (1) First time GMAC reported capital ratios (2) Tier 1 Common Capital Ratio would have been 11.7% assuming full
conversion of Series F-2 MCP ($ billions) 12/31/2009 3/31/2009 Tier 1 Capital 22.4 $          20.5 $          Tier 1 Common Capital 7.7 $            14.3 $          Total Risk-Based Capital 24.6 $          23.4 $          Tangible Assets 171.8 $       179.6 $       Risk-Weighted Assets 158.4 $       194.4 $       Tier 1 Capital Ratio 14.1% 10.6% Tier 1 Common Capital Ratio 4.8% 7.3% Total Risk-Based Capital Ratio 15.5% 12.0% (2) (1) GMAC Total Assets $ Billions $292 $249 $189 $172 $0 $50 $100 $150 $200 $250 $300 $350 2006 2007 2008 2009 12

Conclusion Objectives Capitalize on opportunities in the auto finance business Drive critical focus on profitability Demonstrate improved access to the capital markets Transition fully to bank holding company model Expand use of deposits and other cost efficient funding at Ally Bank Explore strategic alternatives to maximize value of mortgage operations and further limit risk The progress made in 2009 positions GMAC to accelerate its return to profitability and access to the capital markets, which will assist in timely repayment of U.S.
Treasury investments 13

Supplemental Charts

                                  14

Core Earnings Walk Supplemental ($ millions) 2009 2008 Inc / (Dec) Total net revenue (less OID and bond exchange gains) 7,404 $    3,975 $    3,429 $       Provision for loan losses 6,043        3,410        2,633          Noninterest expense 8,156        8,649        (493)           Core pre-tax (loss) income (6,795) $    (8,084) $    1,289 $       OID amortization (1,143)       -                (1,143)        Bond exchange gains -                11,460     (11,460)       Income tax expense / (benefit) 78             (60)           138             Loss from discontinued operations (2,282)       (1,568)       (714)           Net (loss) income (10,298) $ 1,868 $    (12,166) $    Total assets 172,306 $ 189,476 $ (17,170) $    Tier 1 capital ratio 14.1% N/A N/A 15

Capital Measures as of 12/31/09 Supplemental Capital 12/31/2009 3/31/2009 Shareholders’ Equity 20.8 $          22.0 $          Less: Goodwill and certain other intangibles (0.5) (1.4) Unrealized (gain) loss and other adjustments (0.4) (0.1) Trust Preferred Securities 2.5 -                 Total Tier 1 Capital 22.4 20.5 Total Tier 1 Capital 22.4 20.5 Less: Senior preferred (10.9) (5.0) Trust Preferred Securities (2.5) -                 Preferred interest (1.3) (1.3) Tier 1 Common 7.7 14.3 Total Tier 1 Capital 22.4 20.5 Add: Qualifying subordinated debt and redeemable preferred stock 0.2 0.2 Allowance for loan and lease losses includible in Tier 2 Capital 2.0 2.6 Total Risk-Based Capital 24.6 23.4 Total Equity 20.8 22.0 Less: Preferred equity (12.2) (6.3) Goodwill and intangible assets (0.5) (1.4) Tangible Common Equity 8.1 14.3 Total Assets 172.3 179.6 Less: Goodwill and intangible assets (0.5) (1.4) Tangible Assets 171.8 $         178.1 $       Note: Numbers may not foot due to rounding ($ billions) 16